Exhibit 10.3

LOCK-UP AGREEMENT

May 15, 2025

Protagenic Therapeutics, Inc.

Re: Share Exchange Agreement, dated as of May 15, 2025 (the “Exchange Agreement”), by and between Protagenic Therapeutics, Inc. (the “Company”) and Alterola Biotech Inc., a Nevada corporation and EMC2 Capital LLC, a Wyoming limited liability company (“Sellers”)

Ladies and Gentlemen:

Defined terms not otherwise defined in this letter agreement (the “Letter Agreement”) shall have the meanings set forth in the Exchange Agreement. As a condition and inducement to each of the parties to enter into the Exchange Agreement and to consummate the Contemplated Transactions, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned irrevocably agrees with the Company that, from the date hereof until one hundred eighty (180) days following the Closing Date (such period, the “Restriction Period”), the undersigned will not offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any Affiliate of the undersigned or any person in privity with the undersigned or any Affiliate of the undersigned), directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), enter into any swap or other agreement, arrangement, hedge or transaction that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of shares of common stock of the Company (“Common Stock”) or any securities convertible into or exercisable or exchangeable for Common Stock, whether any transaction described in any of the foregoing is to be settled by delivery of shares of Common Stock, other securities, in cash or otherwise, or publicly announce an intention to do any of the foregoing with respect to, any shares of Common Stock or securities convertible into, or exchangeable or exercisable for, shares of Common Stock beneficially owned, held or hereafter acquired by the undersigned (the “Securities”). Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. The undersigned acknowledges that the Company may impose stop-transfer instructions preventing the transfer agent of the Company from effecting any actions in violation of this Letter Agreement.

Notwithstanding the foregoing, and subject to the conditions set forth herein, the restrictions contemplated by this Letter Agreement shall not apply to:

(a)	transfers of the Securities:

i.	if the undersigned is a natural person, as a bona fide gift or gifts, including, without limitation, to a charitable organization;

ii.	if the undersigned is a natural person, to one or more immediate family members of the undersigned, or to any trust for the direct or indirect benefit of the undersigned or one or more immediate family members of the undersigned (for purposes of this Letter Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin);

iii.	if the undersigned is a natural person, to any corporation, partnership, limited liability company, or other entity all of the equity holders of which consist of the undersigned and/or the immediate family of the undersigned;

iv.	if the undersigned is a natural person and following the death of the undersigned, by will, other testamentary document, or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of the undersigned;

v.	if the undersigned is a natural person, by operation of law pursuant to a qualified domestic order or other court order or in connection with a divorce settlement;

vi.	if the undersigned is a corporation, partnership, limited liability company, trust or other entity (a) to another corporation, partnership, limited liability company, trust or other entity that is a direct or indirect Affiliate of the undersigned, (b) any investment fund or other entity controlling, controlled by, managing, managed by or under common control with the undersigned or its Affiliates, (c) a distribution to the limited partners, general partners, members, managers, stockholders or other equity holders of the undersigned or (d) as a bona fide gift or gifts, including, without limitation, to a charitable organization; or

vii.	if the undersigned is a trust, to the beneficiaries of such trust;

provided that, in the case of any transfer or distribution pursuant to this clause (a), (1) the Company receives a signed lock-up letter agreement (in a form substantially similar to this Letter Agreement) for the balance of the Restriction Period from each donee, trustee, distributee, or transferee, as the case may be, prior to such transfer, and (2) any such transfer shall not involve a disposition for value;

(b)	the exercise of an option to purchase Common Stock (including a net or cashless exercise of an option to purchase Common Stock), and any related transfer of shares of Common Stock to the Company for the purpose of paying the exercise price of such options or for paying taxes (including estimated taxes) due as a result of the exercise of such options; provided that, for the avoidance of doubt, the underlying shares of Common Stock shall continue to be subject to the restrictions on transfer set forth in this Letter Agreement;

(c)	the disposition (including a forfeiture or repurchase) to the Company of any shares of restricted stock granted pursuant to the terms of any stock incentive plan or similar employee benefit plan of the Company;

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(d)	transfers to the Company in connection with the net settlement of any restricted stock unit or other equity award that represents the right to receive in the future shares of Common Stock settled in Common Stock to pay any tax withholding obligations; provided that, for the avoidance of doubt, the underlying shares of Common Stock shall continue to be subject to the restrictions on transfer set forth in this Letter Agreement;

(e)	the entry into one or more trading plans established in compliance with Rule 10b5-1 of the Exchange Act; provided that (i) such trading plan(s) may only be established if no public announcement or filing with the Securities and Exchange Commission, or other applicable regulatory authority, is made in connection with the establishment of such trading plan(s) during the Restriction Period, and (ii) no sale of shares of Common Stock are made pursuant to such trading plan(s) during the Restriction Period;

(f)	pursuant to a bona-fide third party tender offer, merger, consolidation or other similar transaction made to all holders of the Company’s capital stock involving a change of control of the Company, provided that in the event that such tender offer, merger, consolidation or other such transaction is not completed, the undersigned’s Securities shall remain subject to the restrictions contained in this Letter Agreement; or

(g)	pursuant to an order of a court or regulatory agency;

and provided, further, that, with respect to each of (a), (b), (c), (d) and (e) above, no filing by any party (including any donor, donee, transferor, transferee, distributor or distributee) under Section 16 of the Exchange Act or other public announcement shall be required or shall be made voluntarily in connection with such transfer or disposition during the Restricted Period (other than (i) any exit filings or public announcements that may be required under applicable federal and state securities Laws or (ii) in respect of a required filing under the Exchange Act in connection with the exercise of an option to purchase Common Stock or in connection with the net settlement of any restricted stock unit or other equity award that represents the right to receive in the future shares of Common Stock settled in Common Stock that would otherwise expire during the Restricted Period, provided that reasonable notice shall be provided to the Company prior to any such filing).

In addition, notwithstanding the foregoing, this Letter Agreement shall not restrict the delivery of shares of Common Stock to the undersigned upon (i) the exercise of any options or settlement of any restricted stock units granted under any stock incentive plan or similar employee benefit plan of the Company; (ii) the exercise of any warrants; or (iii) the conversion of convertible notes, in each case provided that such shares of Common Stock delivered to the undersigned in connection with such exercise, settlement or conversion (in each case, as applicable) are subject to the restrictions set forth in this Letter Agreement.

Notwithstanding anything to the contrary contained herein, if the Exchange Agreement is terminated for any reason, this Letter Agreement will automatically, and without any action on the part of any party, terminate and the undersigned shall be released from all obligations under this Letter Agreement.

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The undersigned acknowledges that the execution, delivery and performance of this Letter Agreement is a material inducement to the Company and each Seller to enter into the Exchange Agreement and to complete the transactions contemplated thereby and the Company shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has full power and authority to execute, deliver and perform this Letter Agreement, that the undersigned has received adequate consideration therefor, and that the undersigned will benefit from the closing of the transactions contemplated by the Exchange Agreement.

This Letter Agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company and the undersigned. This Letter Agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in Manhattan, for the purposes of any suit, action or proceeding arising out of or relating to this Letter Agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under the Exchange Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

This Letter Agreement shall be binding on successors and assigns of the undersigned with respect to the Securities and any such successor or assign shall enter into a letter agreement (in a form substantially similar to this Letter Agreement) for the benefit of the Company.

Any signature hereto may be delivered via facsimile, electronic mail (including .pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000 (e.g., DocuSign) or other transmission method and any signature so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

This Letter Agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

*** SIGNATURE PAGE FOLLOWS***

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_________________________

Signature

_________________________

Print Name

_________________________

Position in Company, if any

Address for Notice:

_______________

_______________

_______________

Number of shares of Common Stock

_______________

Number of shares of Common Stock underlying warrants, options, debentures or other convertible securities

By signing below, the Company agrees to enforce the restrictions on transfer set forth in this Letter Agreement.

PROTAGENIC THERAPEUTICS, INC.

By:
Name:
Title:

[Signature Page to Lock-Up Agreement]